SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 23, 1997




                             FORT JAMES CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Virginia
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                 (State or other jurisdiction of incorporation)


               1-7911                             54-0848173
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     (Commission File Number)         (IRS Employer Identification Number)


                  120 Tredegar Street, Richmond, Virginia 23219
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (804) 644-5411
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                       James River Corporation of Virginia
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             (Former name, former address, and former fiscal year,
                         if changed since last report)

Item 5.   Other Events.

          On October 23, 1997, Fort James Corporation ("Fort James" or the "Company") published a press release announcing the Company's results for the third quarter and nine months ended September 28, 1997. The Company published its consolidated condensed balance sheets as of September 28, 1997, December 29, 1996, and September 29, 1996, its consolidated statements of operations for the quarters (13 weeks) and nine months (39 weeks) ended September 28, 1997, and September 29, 1996, its consolidated statements of cash flows for the nine months ended September 28, 1997, and September 29, 1996, and certain segment information for the nine months ended September 28, 1997, and the year ended December 29, 1996. A copy of the press release, which includes the consolidated financial statements, is filed herewith as Exhibit 99.

Item 7.  Financial  Statements and Exhibits
         (c)    99  Press  release  dated  October 23,  1997,  published  by the registrant - filed herewith.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 FORT JAMES CORPORATION



                                 By:/s/ William A. Paterson
                                    William A. Paterson
                                    Senior Vice President & Controller
                                    (Principal Accounting Officer)


Date:  October 23, 1997